UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2007

Calypte Biomedical Corporation
(Exact name of Company as specified in its charter)

Delaware	000-20985	06-1226727
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

5 Centerpointe Drive, Suite 400, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (971) 204-0282

N/A

 (Former name or former address, if changed since last report)

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On May 18, 2007, Calypte Biomedical Corporation (the “Company”) held a webcast conference call with analysts and investors, during which Roger I. Gale, the Company’s Chairman and Chief Executive Officer, Richard D. Brounstein, the Company’s Executive Vice President, and Jerrold D. Dotson, the Company’s Vice President - Finance and Administration, discussed the Company’s financial results for the quarter ended March 31, 2007 and provided an update on the Company’s operations. A copy of the prepared remarks of Messrs. Gale, Brounstein and Dotson is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Prepared Remarks of Roger I. Gale, Richard D. Brounstein and Jerrold D. Dotson for Calypte Biomedical Corporation First Quarter 2007 Analyst/Investor Conference Call held on May 18, 2007.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2007

Calypte Biomedical Corporation

Date:	By:	/s/ Jerrold D. Dotson
Jerrold D. Dotson
Vice President - Finance and Administration